Exhibit 10.1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Scope of Work P-

Cleanroom Offboarding CR3

Synlogic

COD Waltham

Azzur Cleanrooms on Demand Waltham – Synlogic

CONFIDENTIAL

1.
Synlogic Clinical Offboarding

Facility offboarding per SOW P-10558-01 will be priced based on the work both approved and agreed upon by both Synlogic and Azzur in Table 1.

Please see table 1 below.

Table 1: Overall Project Cost Estimate

Synlogic Clinical Offboarding
Item	Description	Price ($)
1. [***]	[***]	[***]
2. [***]	[***]	[***]
3. [***]	[***]	[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
4. [***]	[***]	[***]
5. [***]	[***]	[***]
[***]
6.[***]	[***]	[***]
7. [***]	[***]	[***]
8. [***]	[***]	[***]
9. [***]	[***]	[***]

Total		[***]

2.
Approvals

Upon execution of this Scope of Work, a PO in the amount of [***] will be required to finalize the contract.

Azzur Cleanrooms on Demand Waltham – Synlogic

CONFIDENTIAL

SOW AGREED TO AND ACCEPTED BY:

AZZUR Cleanrooms on Demand, Waltham

Signature: /s/ Sarah Stevens

Name: Sarah Stevens

Title: President, Azzur Group

Date: 05/03/2024

Signature: /s/ Tony Awad

Name: Tony Awad

Title: Principal Executive Officer and COO

Date: 05/03/2024